Exhibit 10.1

July 09, 2007

Riverdale Mining, Inc.
20 Carl Crescent
Toronto, Ontario
Canada M1W 3R2

Ladies and Gentlemen:

RE: South Rossland Gold Project

I hold in trust for Riverdale Mining, Inc. an undivided interest in the following claims:

Tenure No.	Name	Expiration
403434	Rainy Day #1	March 4, 2008
403435	Rainy Day #2	March 4, 2008
533578	Rainy Day #3	March 4, 2008

I will deliver full title on demand to Riverdale Mining, Inc. for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

VLADIMIR VASKEVICH
Vladimir Vaskevich